Exhibit 99.2
Q2 FISCAL 2007 RESULTS July 25, 2007

SAFE HARBOR: FORWARD LOOKING STATEMENTS During the course of today's presentation, our executives will make forward-looking statements including statements regarding our expected financial performance for the third quarter and full year 2007; our product and business strategies; our identification and integration of acquired companies; the impact of acquisitions on our product strategies and capabilities and on our business and operating results; our anticipated product innovation; and our new product introductions. We wish to caution you that such statements are just predictions based on management's current expectations or beliefs, and that actual events or results may differ materially. We refer you to documents we file with the Securities and Exchange Commission, including form 10-K for the year ended December 31, 2006 and form 10-Q for the quarter ended March 31, 2007. These documents identify important risk factors that could cause actual results to differ materially from those contained in our forward- looking statements. These potential risks and uncertainties include, but are not limited to: (a) fluctuations in our quarterly and yearly operating results; (b) our ability to integrate acquired companies and products successfully, to estimate and increase our profitability, to attract and retain customers, to protect our intellectual property rights, to defend litigation and regulatory reviews successfully, to succeed in our mid-market strategy and our on- demand offerings; and (c) the impact of our debt service obligations on our operating results and our ability to raise additional capital. We assume no duty to confirm, update or revise the financial forecast for the third quarter or the year, or any other forward looking information in this call as a result of new developments or otherwise.

USE OF NON-GAAP FINANCIAL MEASURES Today we will be discussing our results on a US GAAP as well as a non-GAAP basis. These non-GAAP results, also sometimes called pro forma results, exclude write-off of in process research and development charges, amortization of purchased intangibles, stock based compensation expense, and other non-recurring or non-cash charges. We use these additional non-GAAP measures as we believe they give useful operating information in addition to the US GAAP results. A reconciliation of US GAAP to non-GAAP financial statements is available in our press release and on our investor relations webpage at: www.businessobjects.com/company/investors.

FINANCIAL RESULTS Jim Tolonen Chief Financial Officer

Total Revenue +23% Y/Y to $363M License Revenue +21% Y/Y to $149M Non-GAAP Operating Margin +5 points Y/Y to 18% Non-GAAP EPS +55% Y/Y to $0.48 Q2 FISCAL 2007 HIGHLIGHTS Excluding Cartesis, achieved the high-end of revenue guidance and exceeded non-GAAP EPS guidance for Q207 Revenue driven by double-digit growth in all geographies, all revenue lines (license, maintenance and services), and all product lines Strong operating margin improvement on both a US GAAP and non-GAAP basis Margin improvement providing significant leverage for EPS growth Completed $600M convertible bond offering; repurchased 2M shares outstanding Closed the acquisitions of Cartesis on June 1 and Inxight on July 3

Q2 FISCAL 2007 KEY FIGURES Y-over-Y Q2 2007 $ in millions, except EPS Q2 2007 Q2 2006 Growth Guidance Total Revenues $363 $294 23% (19% CC) $345 - 350 US GAAP Results Operating Margin 9% 5% Tax Rate 41% 52% 43% Net Income $22 $8 172% Fully Diluted EPS $0.22 $0.08 175% $0.21 - $0.24 Non-GAAP Results Operating Margin 18% 13% Tax Rate 33% 31% 33% Net Income $47 $29 60% Fully Diluted EPS $0.48 $0.31 55% $0.42 - $0.45 * Growth rates in constant currencies (CC) Note: The acquisition of Cartesis closed on June 1, 2007 and contributed approximately $13M to total revenues for the month, and approximately $0.01 to non-GAAP EPS.

REVENUE ANALYSIS License Maintenance Global Services Rev. Mix 149.1 152.2 62 Q2 Fiscal 2007 Total Revenue = $363M (+23% Y/Y, +19% in CC*) Americas EMEA APJ Rev. Mix 188.7 147.1 27.4 Americas ($189M) +13% Y/Y EMEA ($147M) +38% Y/Y +29% in CC* APJ ($27M) +37% Y/Y * Growth rates in constant currencies (CC) License ($149M) +21% Y/Y +17% in CC* Maintenance ($152M) +23% Y/Y +19% in CC* Global Services ($62M) +29% Y/Y +26% in CC*

MARGIN PERFORMANCE Q1 Q2 Q3 Q4 Year FY06 0.14 0.13 0.17 0.23 0.17 FY07 0.16 0.175 Strong improvement in both US GAAP and Non-GAAP operating margins for Q2 Q2 performance driven by: Improved gross margin due to strong growth in product-related revenues and higher services margins Leverage on Sales & Marketing and Research & Development Lost deferred revenue of acquisitions expected to have a negative impact on Q3 margins Q1 Q2 Q3 Q4 Year FY06 0.064 0.046 0.095 0.154 0.094 FY07 0.017 0.091 Note: Q107 US GAAP operating margin negatively impacted by one-time legal reserve.

STRONG BALANCE SHEET AND CASH FLOW Total Cash & Investments up $417M from December 31, 2006 Total Deferred Revenues up $53M from December 31, 2006 DSO negatively affected by acquisition of Cartesis Completed Convertible Bond offering in Europe raising approximately $600M Used approximately $380M for stock buyback (May) and Cartesis (June) Total Cash & Investments (Excluding Restricted) $929M Total Deferred Revenues $347M Total Assets $3,352M Convertible Debt $608M Total Shareholders' Equity $1,817M DSO 88 Days Cash Flow from Operations (6 Months) $173M As of June 30, 2007

FINANCIAL GUIDANCE Key Assumptions: For Q3 FY 2007, US GAAP diluted EPS are expected to include expenses of approximately $14 million for stock based compensation and $19 million for amortization of intangible assets, which would impact EPS by approximately $0.27, after tax effect. For FY 2007, US GAAP diluted EPS are expected to include expenses of approximately $50 million for stock based compensation, $66 million for amortization of intangible assets, and $31 million for restructuring and other reserves, which would impact EPS by approximately $1.19, after tax effect. US Dollar to Euro exchange rate of $1.36 per €1.00 & US Dollar to Canadian Dollar exchange rate of $0.96 per CDN $1.00. Q3 FY 2007 FY 2007 Total Revenue Range $382M - $387M $1.52B - $1.53B US GAAP Diluted EPS Range $0.16 - $0.20 $0.83 - $0.91 Non-GAAP Diluted EPS Range $0.43 - $0.47 $2.02 - $2.10 US GAAP Tax Rate 43% 43% Non-GAAP Tax Rate 33% 33% As of July 25, 2007

STRATEGIC OUTLOOK John Schwarz Chief Executive Officer

DOUBLE DIGIT GROWTH IN ALL GEOGRAPHIES Good execution in all geographies drive consistent and balanced growth * Growth rates in constant currencies (CC) Americas Total Revenue of $189M (+13% Y/Y) Multi-year trend of double- digit Y/Y growth Mid-market & product cross-selling are key growth drivers EMEA Total Revenue of $147M (+38% Y/Y, +29% in CC*) Excluding Cartesis, Total Revenue +26% Y/Y, +18% in CC* Double-digit growth for last 3 quarters Improving consulting business APJ Total Revenue of $27M (+37% Y/Y) Strong performance in ANZ and Japan Improving consulting business Highest organic growth of the 3 divisions Investments are paying off

CONSTANT INNOVATION

Leader in End-to-End BI


EPM
PLANNING / BUDGETING
COST & PROFIT MANAGEMENT
DASHBOARDS & SCORECARDING
CONSOLIDATION & GOVERNANCE
IDD
REPORTING
QUERY & ANALYSIS
PLATFORM
EIM
DATA INTEGRATION
DATA QUALITY
METADATA

What's new?

- XI Productivity Suite
- EPM Performance Suite
- Business Objects Crystal Decisions
- BusinessObjects Mobile
- BusinessObjects Xcelsius Enterprise
- BI OnDemand
- Information OnDemand
- Financial reporting and consolidations / Cartesis
- Unstructured data / Inxight

SLIDE 13 COPYRIGHT © 2007 BUSINESS OBJECTS S.A. ALL RIGHTS RESERVED.

STRATEGIC ACQUISITIONS IDD Visualization Unstructured Data EPM Planning/Budgeting Profit Management Consolidations EIM Data Quality Data Cleansing Supplementing internal development with strategic acquisitions Filling product gaps Rapidly building scale in new markets Solid track record Identifying targets Integrating technologies Leveraging global distribution Acquired technologies integrated onto BusinessObjects XI platform Creating significant cross-selling opportunities Expanding in EPM, IDD and EIM

ACQUISITION OF CARTESIS EPM Business Performance & Governance Solutions for Business Executives Information Integration & Access Solutions for CIOs IDD EIM An important step in building out the industry's leading EPM solution The broadest offering for the CFO-from analytics to profitability to consolidations The industry's leading BI infrastructure for the CIO Aggressive integration plan in place Highly complementary technologies and organizations Foundation of EPM Suite on a single integrated data model

Structured + Unstructured FULL-SPECTRUM BUSINESS INTELLIGENCE Acquisition of Inxight Software brings together the leader in BI with the leader in text analytics For the first time, customers will be able to: Unify and trust all organizational data Discover insights from facts, ideas, and opinions - the "soft side of BI" Make fully informed decisions with quantitative and qualitative information About Inxight Software Leader in text analytics Based on 25+ years of research at Xerox PARC Patents in information retrieval and information visualization Support for 32 languages and 220+ file formats 300+ OEMs including SAP, SAS, Oracle and Microsoft

EXTENDING OUR GO-TO- MARKET REACH Extending geographic reach in Europe and Asia Selling the full portfolio Extending reach in mid-market through resellers Specializing by solution and by industry Enhancing our relationships with key SIs

CONFIDENCE IN BUSINESS PERFORMANCE Q2 was a solid quarter marked by confident execution Consistent and balanced revenue growth Double-digit growth in all geographies and all product lines Customers respect our open, broad and integrated offering Key strategic acquisitions of Cartesis and Inxight Solid strategies in place for continued growth in 2007 and beyond Executing well on margin improvement objectives

INVESTOR RELATIONS CONTACTS John Ederer Edouard Lassalle Nina Camera Vice President, Investor Relations Director of Investor Relations, Europe U.S. Investor Relations +1 408 953 6064 +33 1 41 25 24 33 +1 408 953 6138 john.ederer@businessobjects.com edouard.lassalle@businessobjects.com nina.camera@businessobjects.com